UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2021

BLUE RIDGE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-39165	54-1470908
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1807 Seminole Trail, Charlottesville, Virginia		22901
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (540) 743-6521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par Value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 21, 2021, Blue Ridge Bankshares, Inc. (the “Company”) held a special meeting of the Company’s shareholders (the “Special Meeting”) to consider and vote on the following proposals: (1) to approve the Agreement and Plan of Reorganization, dated as of August 12, 2020, as amended on November 6, 2020, between the Company and Bay Banks of Virginia, Inc. (“Bay Banks”), including the related Plan of Merger, pursuant to which Bay Banks will merge with and into the Company (the “Merger Proposal”) and (2) to adjourn the Special Meeting to a later date or dates, if necessary to solicit additional proxies to approve the Merger Proposal (the “Adjournment Proposal”).

As of December 8, 2020, the record date for the Special Meeting, there were 5,718,621 shares of the Company’s common stock outstanding and entitled to vote. At the Special Meeting, there were present in person or by proxy 4,896,500 shares of the Company’s common stock, which constituted a quorum to conduct business at the meeting. The Company’s shareholders approved the Merger Proposal. The Adjournment Proposal was deemed to not be necessary because the Company’s shareholders approved the Merger Proposal.

The voting results for each proposal are set forth below.

Proposal 1: Merger Proposal

Shareholders approved the Merger Proposal.

For	Against	Abstain	Non-votes
4,785,543	93,476	17,481	0

Proposal 2: Adjournment Proposal

The Adjournment Proposal was withdrawn as it was deemed to not be necessary because the Company received sufficient votes to approve the Merger Proposal.

Item 8.01.	Other Events.

On January 21, 2021, the Company and Bay Banks issued a joint press release announcing that shareholders of both the Company and Bay Banks, at separate meetings, approved the merger of Bay Banks with and into the Company. The joint press release announcing these shareholder approvals is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated January 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC. (Registrant)

	By:	/s/ Amanda G. Story
Date: January 21, 2021		Amanda G. Story Chief Financial Officer